                             CADE INDUSTRIES, INC.
                              1999 INCENTIVE PLAN

                               John W. Sandford
                                Richard A. Lund
                              Edward B. Stephens

The 1999 incentive plan will be based upon the following performance factors:

                                           WEIGHTING  INCENTIVE
                 FACTOR                     FACTOR     PERCENT
                 ------                    ---------  ----------
1.  Cade Industries' After Tax Earnings       70           35.0%
2.  Cade Industries' Cash Flow From           20           10.0%
    Operations
3.  Cade Industries' Stock Valuation -        10            5.0%
    1999

The maximum incentive is 50% of total 1999 base compensation. The incentive award will be paid in both Cash (75%) and Cade Industries' Stock (25%). The number of shares represented by the stock award will be based on the closing price of Cade stock on 12/31/98 ($2.1875).



----------------------   ----------------------------   -----------------------
John W. Sandford         Richard A. Lund                Edward B. Stephens